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Exhibit 99.2

COPYRIGHT SECURITY AGREEMENT

by and between

OVERSTOCK.COM, INC.,

as Grantor

and

WELLS FARGO FOOTHILL, INC.,

as Lender

Dated as of May 6, 2004

Schedule I—Copyrights and Copyright Registrations

Schedule II—Exclusive Licenses

        THIS COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of May 6, 2004, is entered into by and between OVERSTOCK.COM, INC., a Delaware corporation (the "Grantor"), and WELLS FARGO FOOTHILL,  INC., a California corporation, as lender (the "Lender") under the Loan Agreement (as hereinafter defined).

PRELIMINARY STATEMENTS

        (1)   The Grantor has entered into a Loan and Security Agreement, dated as of May 6, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the Lender. (Capitalized terms used herein but not defined shall have the meanings given them in the Loan Agreement, and the rules of construction set forth in Section 1.4 of the Loan Agreement shall apply hereto.)

        (2)   It is a condition precedent to the making of the initial Advance by the Lender under the Loan Agreement (or any other extension of credit provided for thereunder) that the Grantor shall have granted the security interests contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the initial Advance (or otherwise extend credit) under the Loan Agreement, and subject to the terms of the Loan Agreement, the Grantor hereby agrees with the Lender for its benefit and the benefit of its Affiliates (the Lender and its Affiliates collectively referred to herein as the "Secured Parties") as follows:

        SECTION 1. Grant of Security. The Grantor hereby grants to the Lender for its benefit and the ratable benefit of the other Secured Parties a continuing security interest in the Grantor's right, title and interest in and to all currently existing and hereafter acquired or arising Copyright Collateral (as defined below) in order to secure the Secured Obligations (as defined below). The Lender's Liens in and to the Copyright Collateral shall attach to all Copyright Collateral without further act on the part of Lender or Grantor. For the purposes of this Agreement, "Copyright Collateral" shall mean all of Grantor's right, title and interest in and to:

        (a)   All registered and unregistered works of authorship, copyrights and copyright registrations, and any renewals thereof, including (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights"). For the purposes of this Agreement, the Copyrights shall include each copyright and application identified in Schedule I attached hereto and made a part hereof (which the Grantor may amend from time to time, provided that notice and copies thereof are promptly provided to the Lender).

        (b)   All license agreements with any other Person in connection with any of the Copyrights or such other Person's copyrights, whether the Grantor is a licensor or licensee under any such license agreement, subject, in each case, to the terms of such license agreements, including, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Loan Agreement) now or hereafter owned by the Grantor and now or hereafter covered by such licenses (collectively, the "Licenses"). For the purposes of this Agreement, the Licenses shall include the exclusive license agreements listed on Schedule II attached hereto and made a part hereof (which the Grantor may amend from time to time, provided that notice and copies thereof are promptly provided to the Lender).

        SECTION 2. Security for Obligations. The grant of a security interest in the Copyright Collateral by the Grantor pursuant to this Agreement secures the (a) prompt payment and performance of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and (b) prompt payment and performance by the Grantor of each of its obligations, covenants and duties now or hereafter existing under this Agreement and the other Loan Documents to which it is a party (collectively, the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Grantor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the any Secured Party or the Grantor.

        SECTION 3. The Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Copyright Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Copyright Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Copyright Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        SECTION 4. Representations and Warranties. The Grantor represents and warrants to the Secured Parties as to the Grantor and its Copyright Collateral as follows:

        (a)   The Grantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and qualified to do business in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Change; has all necessary rights, franchises and privileges and corporate power and authority to execute, deliver and perform this Agreement and to conduct its business as currently conducted; and has taken all necessary action to execute, deliver and perform this Agreement.

        (b)   This Agreement has been duly executed and delivered by the Grantor and when executed and delivered constitutes the legally valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by equitable principles.

        (c)   The Grantor owns, or holds licenses in, the Copyrights that are reasonably necessary to the conduct of its business as currently conducted. Attached hereto as Schedule I (which Grantor may amend from time to time provided that notice and copies thereof are promptly provided to Lender) is a true, correct, and complete listing of all copyrights and applications for registration of copyrights as to which the Grantor is the owner or licensor of an exclusive license. Attached hereto as Schedule II (which Grantor may amend from time to time provided that notice and copies thereof are promptly provided to Lender) is a true, correct, and complete listing of all copyrights and applications for copyrights as to which the Grantor is an exclusive licensee. None of the Licenses to use Copyrights disclosed on Schedule I or Schedule II requires consent for the Grantor to grant the security interest granted hereunder in the Grantor's right, title and interest in and to such Copyright Collateral.

        (d)   Except as may be expressly permitted under the Loan Agreement, no security agreement, effective financing statement or other instrument similar in effect covering all or any part of the Copyright Collateral, that has not been terminated or released, is on file in any recording office in any jurisdiction in which Grantor owns any Copyright Collateral (including the U.S. Copyright Office), except such as may have been filed in favor of the Lender relating to this Agreement or any other Loan Document, and the Grantor has not consented to the filing of financing or continuation statements covering all or part of the Copyright Collateral under the Code or any other applicable procedure, regulation or law of any foreign jurisdiction in which Copyrights are used, or the filing of any other document or notice similar in effect (which has not been released or terminated) with the U.S. Copyright Office or any of its counterpart agencies in foreign jurisdictions in which the Grantor uses any Copyright Collateral.

        (e)   The Grantor has made all necessary payments, filings and recordations to protect and maintain its interest in the Copyright registrations and applications for registration set forth in Schedule I, including (i) making all necessary registration, maintenance and renewal fee payments; and (ii) filing all necessary documents, including all applications for registration of Copyrights.

        (f)    Each copyright and application for registration of a copyright of the Grantor set forth in Schedule I is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and, to the best of the Grantor's knowledge, is valid, registrable and enforceable. Each License of the Grantor identified in Schedule II is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of the Grantor's knowledge, is valid and enforceable. The Grantor has notified the Lender in writing of all uses of any item of Copyright Collateral of which the Grantor is aware which could reasonably be expected to lead to such item becoming invalid or unenforceable, other than any such uses that would not cause or result in a Material Adverse Change.

        (g)   Except as may be expressly permitted under the Loan Agreement, the Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or encumbrance of any of the Copyright Collateral that has not been terminated or released. The Grantor has not granted any license (other than those listed on Schedule II hereto), release, covenant not to sue, or non-assertion assurance to any Person with respect to any part of the Copyright Collateral so as to cause or result in a Material Adverse Change.

        (h)   No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other third party, as applicable, is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Code and any other applicable procedure, regulation or law of any foreign jurisdictions in which the Grantor uses Copyright Collateral, and the filing with the U.S. Copyright Office and any counterpart agencies in foreign jurisdictions in which the Grantor uses Copyright Collateral of any other document or notice of similar effect, which financing statements, filings and other documents have been duly filed, will be filed by the Lender or which the Lender and Grantor has agreed need not be filed, or (iii) for the exercise by the Lender of its rights provided for in this Agreement or the remedies in respect of the Copyright Collateral pursuant to this Agreement, except that filings with the U.S. Copyright Office and any counterpart agencies in foreign jurisdictions in which the Grantor uses Copyright Collateral may be necessary in order to record the transfer of such Copyright Collateral upon foreclosure.

        (i)    Except for the licenses listed on Schedule II hereto and any non-exclusive licenses to which the Grantor is a party, the Grantor has no knowledge of the existence of any third-party rights or any claims with respect thereto that is likely to be made and adversely determined under any item of Copyright Collateral contained on Schedule I.

        (j)    No claim has been made and is continuing or threatened that the use by the Grantor of any item of Copyright Collateral is invalid or unenforceable or that the use by the Grantor of any Copyright Collateral does or may violate the rights of any Person, other than any such claim which would not cause or result in a Material Adverse Change. To the best of the Grantor's knowledge, there is currently no infringement or unauthorized use of any item of Copyright Collateral contained on Schedule I.

        (k)   The Grantor has no knowledge of the existence of any copyright or license agreement held or claimed by any other Person that would preclude the Grantor from distributing, marketing, selling or providing any product or service currently distributed, marketed, sold or provided by it, as the case may be, under or in connection with any of the Copyright Collateral (except, in each case, to the extent that the Grantor has granted an exclusive license to another Person, as set forth in Schedule II), or that would interfere with the ability of the Grantor to carry on its business as currently carried on, and the Grantor has no knowledge of any pending or threatened claim that would, if adversely decided, preclude or interfere with the business of the Grantor as currently carried on under any of the Copyright Collateral, other than in the case of any of the foregoing any such copyright, license agreement or claim that would not cause or result in a Material Adverse Change.

        SECTION 5. Further Assurances. (a) The Grantor shall from time to time, at its sole expense, promptly authorize, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any part of the Copyright Collateral. Without limiting the generality of the foregoing, the Grantor will authorize, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as Lender, in its Permitted Discretion, deems necessary or desirable, in order to perfect and preserve the security interest granted hereby.

        (b)   The Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto (including by recording this Agreement with the U.S. Copyright Office and its counterpart agencies in all foreign jurisdictions in which Copyrights are used) relating to all or any part of the Copyright Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Copyright Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

        (c)   The Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Copyright Collateral and such other reports in connection with the Copyright Collateral as the Lender may reasonably request, all in reasonable detail.

        (d)   The Grantor agrees that, should it obtain an ownership or any other interest in any Copyright, Copyright registration or License which is not a part of the Copyright Collateral as of the Closing Date, (i) the Grantor shall promptly notify the Agent thereof, (ii) the provisions of Section 1 shall automatically apply thereto, and (iii) any such Copyright, Copyright registration or License thereof shall automatically become Copyright Collateral. The Grantor shall provide the Lender with written notice in accordance with Section 13 of its intent to register any Copyrights or Licenses with the U.S. Copyright Office not less than five (5) Business Days prior to the date of the proposed registration. The Grantor authorizes the Lender to modify this Agreement by amending Schedules I and II (and will cooperate reasonably with the Lender in effecting any such amendment) to include any Copyright, Copyright registration or application for such Copyright or License, as applicable, which becomes part of the Copyright Collateral under this Section.

        (e)   With respect to each Copyright, Copyright registration and License, to which it is now or later becomes owner of or party to that is reasonably necessary to the conduct of its business as currently conducted, the Grantor agrees, subject to the last two sentences of this subsection, to take all necessary steps, including making all necessary payments and filings in connection with registration, maintenance and renewal of Copyrights, in the U.S. Copyright Office and any other appropriate Governmental Authority to maintain each such Copyright, Copyright registration and License. Any expenses incurred in connection with such activities, as between any Secured Party and the Grantor, shall be borne solely by Grantor. The Grantor shall not register with the U.S. Copyright Office any unregistered Copyright or License (whether in existence on the date hereof or thereafter acquired, arising, or developed) unless the Grantor has provided the Lender with the prior written notice of its intent to effect such registration as provided in subsection (d) above. The Grantor shall not discontinue use of or otherwise abandon any Copyright (or application for registration thereof) without the written consent of Lender, unless (i) Grantor shall have previously determined that such use or the pursuit or maintenance of such application or registration is no longer desirable in the conduct of the Grantor's business and that the loss thereof will not cause or result in a Material Adverse Change, in which case, the Grantor will give notice of any such abandonment to the Lender pursuant to the terms of Section 13, or (ii) such abandonment or failure to pursue such filing is expressly permitted under the Loan Agreement.

        (f)    The Grantor agrees to notify the Lender promptly and in writing if it learns (i) that any item of the Copyright Collateral contained on Schedule I has been finally determined to have been abandoned or dedicated, except as a result of the Grantor's exercise of its rights under the last sentence of Section 4(e), or (ii) of any adverse determination or the institution of any proceeding (including the institution of any proceeding in the U.S. Copyright Office or any other appropriate Governmental Authorities in foreign jurisdictions) regarding any item of the Copyright Collateral that would cause or result in a Material Adverse Change.

        (g)   In the event that the Grantor becomes aware that any item of the Copyright Collateral is infringed or misappropriated by a third party, the Grantor shall promptly notify the Lender and shall take such actions as the Grantor or the Lender reasonably deems appropriate under the circumstances to protect such Copyright Collateral, including suing for infringement or misappropriation and for an injunction against such infringement or misappropriation, unless any such infringement or misappropriation would not cause or result in a Material Adverse Change. Any expense incurred in connection with such activities, as between any Secured Party and the Grantor, shall be borne solely by the Grantor.

        (h)   The Grantor shall to the extent it deems reasonable in its best business judgment use proper statutory notice or other proper notice designation in connection with its use of each of its works of authorship in accordance with the applicable procedure, regulation or law of each applicable jurisdiction.

        (i)    The Grantor shall continue to take all commercially reasonable steps which it deems reasonably necessary to preserve and protect the Copyright Collateral.

        SECTION 6. Transfers and Other Liens. The Grantor shall not, (a) except for Permitted Dispositions, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any item of the Copyright Collateral, or (b) create or suffer to exist any Lien upon or with respect to any of the Copyright Collateral except for the security interest created by this Agreement or Permitted Liens.

        SECTION 7. The Lender Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Lender as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:

        (a)   to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Copyright Collateral,

        (b)   to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

        (c)   to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any payments relating to any of the Copyright Collateral or otherwise to enforce the rights of the Lender with respect to any of the Copyright Collateral.

        To the extent permitted by law, the Grantor hereby ratifies all that the Lender shall lawfully do or cause to be done as attorney-in-fact for the Grantor. This power of attorney is a power coupled with an interest and is irrevocable.

        SECTION 8. The Lender May Perform. If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement after reasonable notice to the Grantor to the extent practicable, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor under Section 11.

        SECTION 9. The Lender's Duties. The powers conferred on the Lender hereunder are solely to protect its interest in the Copyright Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Copyright Collateral in its possession and the accounting for any moneys actually received by it hereunder, the Lender shall have no duty as to any Copyright Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Copyright Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Copyright Collateral in its possession if such Copyright Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

        SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing and if the Lender has taken or is taking remedial actions in respect of the Collateral that is Inventory or Accounts:

        (a)   The Lender may exercise in respect of the Copyright Collateral, in addition to other rights and remedies provided for herein or otherwise available to it and to the fullest extent permitted by law, all the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Copyright Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its sole expense and upon request of the Lender forthwith, assemble all or part of the documents and things embodying the Copyright Collateral as directed by the Lender and make them available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties, (ii) occupy any premises owned or leased by the Grantor where documents and things embodying the Copyright Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Lender's rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation, and (iii) without notice except as specified below, sell the Copyright Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Copyright Collateral, the Grantor shall supply to the Lender or its designee the Grantor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Copyright Collateral subject to such disposition, and the Grantor's customer lists and other records and documents relating to such Copyright Collateral and to the manufacture, distribution, advertising and sale of such products and services. The Grantor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Copyright Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (b)   All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Copyright Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 11) in whole or in part by the Lender for its benefit and the ratable benefit of the other Secured Parties against, all or any part of the Secured Obligations in accordance with Section 2.4 of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

        (c)   The Lender may exercise any and all rights and remedies of the Grantor under or otherwise in respect of the Copyright Collateral.

        (d)   All payments received by the Grantor under or in connection with any of the Copyright Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement).

        SECTION 11. Indemnity and Expenses. (a) The Grantor agrees to indemnify the Lender-Related Persons (each, an "Indemnified Party") from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from an Indemnified Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

        (b)   The Grantor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that any Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Copyright Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

        SECTION 12. Amendments, Waivers, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and, in the case of an amendment, by the Lender and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

        SECTION 13. Addresses for Notices. Any communications between the parties hereto or notices provided herein to be given shall be sent in accordance with the provisions of, and to the addresses set forth in, Section 12 of the Loan Agreement.

        SECTION 14. Continuing Security Interest; Assignments Under the Loan Agreement. This Agreement shall create a continuing security interest in the Copyright Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of all of the Secured Obligations and the effective date of termination or expiration of the Loan Agreement, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender, its Affiliates and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), each Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to a Secured Party herein or otherwise, in each case as provided in Section 14 of the Loan Agreement.

        SECTION 15. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Copyright Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory and grants of non-exclusive licenses, in each case, in the ordinary course of business), the Lender will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the release of such item of Copyright Collateral from the security interest granted hereby; provided, however, that (i) at the time of such request and such release and after giving effect thereto no Default shall have occurred and be continuing, (ii) the Grantor shall have delivered to the Lender, at least ten (10) Business Days prior to the date of the proposed release, a written request for release describing the item of the Copyright Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Lender and a certification by the Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Lender may request, and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.4 of the Loan Agreement shall be paid to, or in accordance with the instructions of, the Lender at the closing.

        (b)   Upon the later of the payment in full in cash of all of the Secured Obligations and the effective date of termination or expiration of the Loan Agreement, the security interest granted hereby shall terminate and all rights to the Copyright Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the Grantor. Upon any such termination, the Lender will, at the Grantor's sole expense, authorize, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

        SECTION 16. Governing Law; Terms. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Code are used herein as therein defined.

        SECTION 17. Consent to Jurisdiction. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COPYRIGHT COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GRANTOR, LENDER AND (BY THEIR ACCEPTANCE HEREOF) THE OTHER SECURED PARTIES WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 17.

        SECTION 18. Waiver of Jury Trial. GRANTOR, LENDER AND (BY THEIR ACCEPTANCE HEREOF) THE OTHER SECURED PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. GRANTOR, LENDER AND THE OTHER SECURED PARTIES REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        SECTION 19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 20. Supplement to Loan Agreement. The terms and provisions of this Agreement are intended as a supplement to the terms and provisions of the Loan Agreement. The Grantor acknowledges that the rights and remedies of the Secured Parties are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

        SECTION 21. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        SECTION 22. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the subject matter contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

GRANTOR:
OVERSTOCK.COM, INC., a Delaware corporation, as Grantor
By:	/s/ DAVID K. CHIDESTER
Name:	David K. Chidester
Title:	Vice President, Finance
LENDER:
Agreed and consented to as of the date first above written:
WELLS FARGO FOOTHILL, INC., a California corporation, as Lender
By:	/s/ CHARLES W. KIM
Name:	Charles W. Kim
Title:	Vice President

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COPYRIGHT SECURITY AGREEMENT by and between OVERSTOCK.COM, INC., as Grantor and WELLS FARGO FOOTHILL, INC., as Lender Dated as of May 6, 2004